Exhibit 99.2

© 2022 Zynerba Pharmaceuticals, Inc. All rights reserved. NASDAQ ZYNE Advancing Science. Improving Connections. Next - Generation Transdermal Cannabinoid Therapeutics May 2023

Forward-Looking Statements

The statements in this presentation may include forward-looking statements within the meaning of the private securities litigation reform act of 1995. These statements, among other things relate to the future operations, opportunities, or financial performance of Zynerba Pharmaceuticals, Inc. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from the Company’s current expectations, including but not limited to the following: the Company’s cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; the results, cost and timing of the Company’s clinical development programs, including any delays to such clinical trials relating to enrollment or site initiation; clinical results for the Company’s product candidates may not be replicated or continue to occur in the Company’s ongoing or planned clinical trials in FXS, 22q, or in any additional trials, and may not otherwise support further development in a specified indication or at all; the Company’s RECONNECT trial may not be determined to be sufficient to support a submission for regulatory approval, including an NDA or MAA; actions or advice of the U.S. Food and Drug Administration or foreign regulatory agencies may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; the Company’s ability to obtain and maintain regulatory approval for its product candidates, and the labeling under any such approval; the Company’s expectations regarding its ability to obtain and adequately maintain sufficient intellectual property protection for its product candidates; the extent to which health epidemics or other outbreaks of communicable diseases, including COVID-19, could disrupt our operations or adversely affect our business and financial conditions; and the extent to which inflation or global instability, including political instability, may disrupt our business operations or our financial condition. These and other risks are described in our filings with the U.S. Securities and Exchange Commission, available at www.sec.gov. Any forward-looking statements that the Company makes in this presentation speak only as of the date of this presentation. The Company assumes no obligation to update forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation.

© 2022 Zynerba Pharmaceuticals, Inc. All rights reserved. Zynerba and Zygel are trademarks of Zynerba Pharmaceuticals, Inc. All other trademarks are property of their respective owners.

2 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. May 2023

A different and exciting approach to Cannabidiol

An Orphan - Focused Neuropsychiatric, Biopharmaceutical Company Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 4 Permeation - enhanced Patent - protected through 2040 Pharmaceutically manufactured; THC free FIRST AND ONLY TRANSDERMAL CANNABIDIOL GEL One Phase 3 clinical program ongoing One additional orphan indication is Phase 3 ready LATE - STAGE PIPELINE Leadership expertise in transdermal delivery, rare diseases and specialty markets Clean balance sheet and cash runway to mid - year 2024 POSITIONED FOR SUCCESS A different and exciting approach to Cannabidiol May 2023

Benefits of Our Approach to Cannabidiol Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 5 FDA regulated Consistency of production Purity of ingredients No THC – not a scheduled drug by U.S. DEA Scalable production process PHARMACEUTICAL MANUFACTURING PHARMACEUTICAL DISPENSARY Ease of application for caregivers of patients with behavioral issues Minimizes GI side effects and reduces risk for liver toxicity Lower risk for drug/drug interactions Avoids conversion to THC in stomach Provides cannabidiol plasma levels similar to oral cannabidiol (5 - 10 mg/ kg) plasma levels TRANSDERMAL DELIVERY May 2023

Transdermal Administration of Cannabidiol Successfully Achieved Plasma Concentrations that Overlap Those Reported with Oral Cannabidiol (5-10mg/kg)

Zynerba

JAMA Network Open

- Cannabidiol pre-dose concentrations in adults with epilepsy receiving either 195 mg/day or 390 mg/day of Zygel ranged from 0.72 ng/mL to 77.50 ng/mL
- Cannabidiol pre-dose concentrations peaked at 235 ng/mL in adults who received Zygel in doses ranging from 390 mg/day to 780 mg/day in the open-label extension phase of the trial
- The concentrations achieved overlap those reported with oral cannabidiol (5-10 mg/kg/day)
- Consistent with trials of oral cannabidiol, substantial variation in interindividual and intraindividual plasma concentrations was reported
- THC was not detected in the plasma

Source: O'Brien TJ et al. *JAMA Netw Open.* 2022;5(7):e2220189. https://jamanetwork.com/journals/jamanetworkopen/fullarticle/2794028

6 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. May 2023

Clinical Development Programs Fragile X Syndrome FXS 22q Deletion Syndrome 22q

Overlap of Symptoms Across Conditions Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 8 Anxiety Seeks Isolation Social Avoidance Lack of Interaction Attention Deficits Irritability FXS 22q May 2023

Fragile X Syndrome (FXS) Focused Clinical Pipeline Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 9 Preclinical Phase 1 Phase 2 Pivotal Market 22q Deletion Syndrome (22q) Regulatory Filing U.S. Orphan Drug and Fast Track designations; EU Orphan Drug designation U.S. Orphan Drug designation; EU Orphan Drug designation Zygel TM (ZYN002 Cannabidiol Gel) May 2023

• Zygel safety database across all clinical studies includes data from over 900 volunteers and patients • Majority of treatment - emergent AEs (TEAEs) were mild or moderate • Most common Zygel - related TEAEs were application site events, the majority of which were mild and transient • Less than 1% Zygel - related clinically significant changes in laboratory values • No clinically significant changes in vital signs or ECGs Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 10 Well - Tolerated Safety Profile May 2023

Fragile X Syndrome

What is Fragile X Syndrome (FXS)?

Zynerba

- Leading known cause of inherited intellectual disability and autism spectrum disorder
- Mutation of the *FMR1* gene causes endocannabinoid system (ECS) dysregulation
  - Easily identified mutation manifests as multiple CGG repeats on *FMR1* (full mutation >200 repeats)
  - Resulting in cognitive, social, and behavioral symptoms
- Behavioral Symptoms linked to deficiencies in the ECS

~78K
U.S. PATIENTS

~121K
EU/UK PATIENTS

WITH FXS

U.S. & EU Orphan Drug Designation Granted for FXS

12 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. May 2023

Poised for Success in FXS Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 13 Largest clinical trial ever conducted in children with FXS Extensive safety database Patients on drug for up to five years Statistically significant outcomes in children with complete methylation Lessons Learned from Previous Trials Improve Probability of Success in RECONNECT Pivotal Trial May 2023

Role of *FMR1* Methylation in FXS

Zynerba

- *FMR1* gene codes for production of FMRP* which is vital to synapse development
- Methylation of the *FMR1* gene plays a role in determining gene function
  - When methylation of the *FMR1* gene silences the gene, no FMRP is produced:
  - Systems and processes affected by FMRP become dysregulated
- ~60% of FXS patients are believed to be completely methylated
- Completely methylated patients are the most severely impacted

~47K
U.S. PATIENTS

~73K
EU/UK PATIENTS

WITH COMPLETE METHYLATION

**RNA-binding protein that helps regulate synaptic development and plasticity*

14 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. May 2023

CONNECT-FX Trial Key Learning:
Results with complete methylation of *FMR1* gene

Zynerba

Consistent Improvements Observed with Zygel vs. Placebo in Patients with Complete Methylation

PRIMARY ENDPOINT

ABC-C_{FXS} Social Avoidance Subscale

40% median percent improvement in socially avoidant behaviors
(*p*=0.027*)

CAREGIVER REPORTED BEHAVIOR CHANGE

Caregiver Global Impression of Change (ZYGEL vs Placebo)

SOCIAL INTERACTION
63% vs 37%
(*p*=0.005*)

IRRITABLE/DISRUPTIVE BEHAVIORS
54% vs 33%
(*p*=0.027*)

SOCIAL AVOIDANCE/ISOLATION
58% vs 46%
(*p*=0.195)

OVERALL BEHAVIOR
61% vs 46%
(*p*=0.100)

CLINICIAN REPORTED BEHAVIOR IMPROVEMENTS

Clinical Global Impression of Improvement (anchored)**

ANY IMPROVEMENT
Zygel vs placebo 50% vs 36%
(*p*=0.128)

CLINICALLY MEANINGFUL BEHAVIOR IMPROVEMENTS

More Patients Achieved Meaningful Change (ZYGEL vs Placebo)

SOCIAL AVOIDANCE (≥ 3 POINTS)
56% vs 37%
(*p*=0.030*)

IRRITABILITY (≥ 9 POINTS)
37% vs 26%
(*p*=0.232)

*Statistically significant , **Not specific to Social Avoidance

Ad hoc analysis of 136 patients with complete methylation

15
Zynerba Pharmaceuticals | Advancing Science. Improving Connections.
May 2023

Sustained Improvement in Patients With Complete Methylation of FMR1 a a. Patients matching primary efficacy population in RECONNECT. b. ZYN2 - CL - 016 (CONNECT - FX). c. Least square mean ± SE; reduction equals improvement. Change in ABC - C FXS Social Avoidance Open - Label Extension Patients on Zygel Œ CONNECT - FX Double - Blind b Zynerba Pharmaceuticals | Advancing Science. Improving Connections. RECONNECT Population Continued improvement through 4 months used to support increasing treatment period in RECONNECT to 4 months 16 -6 -5 -4 -3 -2 -1 0 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Change from baseline c Placebo (n) Zygel (n) 48 47 47 45 49 46 45 43 43 44 36 40 31 33 31 33 10 14 15 19 Month Zygel Placebo Switch from Placebo to Zygel May 2023

Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 17 Clinically Meaningful Improvement a Achieved and Maintained in Patients with Complete Methylation b CONNECT - FX Double - Blind c Open - Label Extension Patients on Zygel a. Meaningful change in Social Avoidance: ≥3 - point improvement from baseline; maintained for ≥ 2 consecutive visits b. Patients matching primary efficacy population in RECONNECT c. ZYN2 - CL - 016 (CONNECT - FX) Percentage of patients with clinically meaningful improvement in ABC - C FXS Social Avoidance RECONNECT Population 0 10 20 30 40 50 60 70 80 90 100 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Cumulative percentage of patients Month Zygel (n=47) Placebo (n=49) Switch from Placebo to Zygel May 2023

CONNECT-FX Data Published in the *Journal of Neurodevelopmental Disorders*

Zynerba

Berry-Kravis *et al.*
Journal of Neurodevelopmental Disorders (2022) 14:56
https://doi.org/10.1186/s11689-022-09466-6

Journal of Neurodevelopmental Disorders

RESEARCH **Open Access**

Check for updates

A randomized, controlled trial of ZYN002 cannabidiol transdermal gel in children and adolescents with fragile X syndrome (CONNECT-FX)

Elizabeth Berry-Kravis[1], Randi Hagerman[2,3], Dejan Budimirovic[4,5], Craig Erickson[6], Helen Heussler[7,8], Nicole Tartaglia[9], Jonathan Cohen[10,11], Flora Tassone[2,12], Thomas Dobbins[13], Elizabeth Merikle[14], Terri Sebree[15], Nancy Tich[15], Joseph M. Palumbo[15] and Stephen O'Quinn[15*]

- *"…ZYN002 was well tolerated in patients with FXS and demonstrated evidence of efficacy with a favorable benefit risk relationship in patients with ≥ 90% methylation of the FMR1 gene, in whom gene silencing is most likely, and the impact of FXS is typically most severe."*
- *"Thus, CONNECT-FX appears to provide evidence that identifies a biologically identifiable and clinically responsive population of patients affected by FXS who are defined by both full mutation and ≥ 90% methylation of the FMR1 gene."*

The article can be accessed online at the Journal of Neurodevelopmental Disorders at https://rdcu.be/c0sKz.
J Neurodev Disord. 2022 Nov 25;14(1):56. doi: 10.1186/s11689-022-09466-6

18 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. May 2023

Role of Endocannabinoid System and Cannabidiol Therapy in FXS Published in the *Journal of Neurodevelopmental Disorders*

Zynerba

Palumbo *et al.*
Journal of Neurodevelopmental Disorders (2023) 15:1
https://doi.org/10.1186/s11689-023-09475-z

Journal of Neurodevelopmental Disorders

REVIEW **Open Access**

Check for updates

Role of the endocannabinoid system in fragile X syndrome: potential mechanisms for benefit from cannabidiol treatment

Joseph M. Palumbo[1], Brian F. Thomas[2], Dejan Budimirovic[3,4], Steven Siegel[5], Flora Tassone[6,7], Randi Hagerman[6,8], Christopher Faulk[9], Stephen O'Quinn[1*] and Terri Sebree[1]

The article can be accessed online at the Journal of Neurodevelopmental Disorders at https://rdcu.be/c25fu.
J Neurodev Disord. 2023 Jan 9;15(1):1. doi: 10.1186/s11689-023-09475-z.

- *"…Multiple lines of evidence suggest a central role for the endocannabinoid system (ECS) in the neuronal development and cognitive function and in the pathogenesis of fragile X syndrome (FXS)."*
- *"FXS is caused by deficiency or absence of FMRP [FRM1 protein]…The absence of FMRP downregulates the ECS signaling, which has been implicated in FXS pathogenesis."*
- *"Consistent with these proposed mechanisms of action of cannabidiol in FXS, in the CONNECT-FX trial the transdermal cannabidiol gel, ZYN002 [Zygel™], was associated with improvements in measures of social avoidance, irritability, and social interaction, particularly in patients who are most affected, showing ≥90% methylation of the FMR1 gene."*

19 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. May 2023

Design Optimized from CONNECT - FX Trial Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 20 More patient and family friendly Extending trial to 18 - weeks Increased dosing option for individuals >50 kg Successful completion of Phase 3 pivotal trial expected to satisfy requirements for an NDA submission in the U.S. and a marketing authorization application in the EU. Primary endpoint: Patients with complete methylation May 2023

RECONNECT Confirmatory Pivotal Trial Design

Zynerba

Double-Blind, Placebo-Controlled Study: Initiated

18 weeks

3 to 22 years old
Moderate-to-Severe FXS

Zygel
(n~100; 80*)

250 mg daily (≤30kg)
500 mg daily (>30kg)
750 mg daily (>50kg)
(weight-based dose)

Patients randomized (1:1) to receive either Zygel or placebo

Placebo
(n~100; 80*)

Mirrors Zygel administration

Open Label Extension (OLE): Ongoing

24 months

All patients receive Zygel

*Patients with complete methylation of *FMR1* gene

21 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. May 2023

RECONNECT Trial Objectives

Zynerba

PRIMARY ENDPOINT

Change from baseline to end of treatment in ABC-C_{FXS} Social Avoidance subscale in patients who have complete (100%) methylation of their *FMR1* gene

SECONDARY ENDPOINTS

- Change from baseline to end of treatment in:
  - ABC-C_{FXS} Irritability subscale in patients who have complete methylation
  - ABC-C_{FXS} Social Avoidance subscale among all randomized patients (complete and partial methylation)
- Percent of patients:
  - With any improvement on the Caregiver Global Impression of Change (CaGI-C) for Social Interactions among patients with complete methylation
  - Rated as improved on the Clinical Global Impression-Improvement (CGI-I) scale among patients with complete methylation

22 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. May 2023

Next Steps in FXS Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 23 Continued RECONNECT pivotal trial enrollment Topline results expected in 1H 2024 May 2023

22q11.2 Deletion Syndrome (22q) Image courtesy Positive Exposure © 2016 Positive Exposure. All rights reserved. www.PositiveExposure.org . Eliza, living with 22q11.2 deletion syndrome

What is 22q11.2 Deletion Syndrome (22q)?

Zynerba

- Rare disorder and second most common genetic disorder, behind Down syndrome
- Midline condition with abnormalities affecting palate, face, heart and other organs; surgically corrected in infancy
- Neuropsychiatric illnesses and learning disabilities common
  - Early onset of neuropsychiatric symptoms disrupts development and quality of life, and heightens risk of later psychotic disorders
- No drugs currently approved

~83K
U.S. PATIENTS

~129K
EU/UK PATIENTS

WITH 22q

25 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. May 2023

U.S. & EU ORPHAN DRUG DESIGNATION GRANTED FOR TREATMENT OF 22q Rationale for Zygel in 22q Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 26 • Overlapping symptoms with FXS and ASD • Associated with increased anxiety, irritability, social withdrawal and social interaction problems • Cannabidiol may treat neurop sychiatric symptoms due to activity as: • Modulator of ECS • Agonist at serotonin 1A receptors • Antagonist at GPR55 receptors May 2023

INSPIRE Phase 2 Trial Design Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 27 Period 1: Completed 14 weeks 4 to 15 years old With 22q11.2 Deletion Syndrome Zygel (n = 20) 250 mg daily (≤35kg) 500 mg daily (>35kg) (weight - based dose) Period 2: Completed 24 weeks Efficacy assessments include: (week 14 vs baseline) • Anxiety, Depression and Mood Scale (ADAMS) • Aberrant Behavior Checklist - Community (ABC - C) • Pediatric Anxiety Rating Scale - Revised (PARS - R) • Clinical Global Impression — Severity and Improvement (n = 13 of 17 Period 1 Completers) May 2023

• Statistically significant improvements at 14 weeks and 38 weeks of treatment compared to baseline for multiple efficacy assessments: • The total score and all five subscales of the Anxiety, Depression and Mood Scale (ADAMS) • All five subscales of the Aberrant Behavior Checklist – Community (ABC - C) • Pediatric Anxiety Rating Scale - Revised (PARS – R) • The majority of patients showed clinically meaningful improvements at week 14 as demonstrated by the Clinical Global Impression – Improvement (CGI - I) • Seventy - five percent of patients were rated by the clinicians as “improved”, “much improved” or “very much improved” • Nearly two - thirds (62.5%) of the patients being “much improved” or “very much improved” • Zygel was shown to be well tolerated over 38 weeks, and the safety profile was consistent with previously reported data from other Zygel clinical trials • Three patients reported treatment related adverse events which were all mild application site adverse events • Three patients experienced a serious adverse event unrelated to Zygel • One patient discontinued treatment due to adverse events not related to Zygel 28 Positive Topline Results from INSPIRE Trial Zynerba Pharmaceuticals | Advancing Science. Improving Connections. May 2023

29 Efficacy: Significant Improvement in Anxiety as Measured by the PARS - R 14.7 8.5 0 2 4 6 8 10 12 14 16 PARS - R score 40.6% ( P =.0005) Baseline (n=15) Week 14 (n=15) 15.3 7.4 0 2 4 6 8 10 12 14 16 PARS - R score 49.4% ( P =.0001) Baseline (n=11) Week 38 (n=11) The efficacy analysis for Period 1 included 15 patients for PARS - R (2 patients did not have valid assessments at Week 14). The efficacy analysis for Period 2 included 11 patients; One patient discontinued the trial prior to week 38 and one patient who completed Week 38 stopped drug prior to completion. Improvement Improvement • The PARS - R is a clinical interview that assesses symptoms of anxiety and generates a composite score for: • Overall frequency of anxiety symptoms • Overall severity of anxiety feelings • Overall avoidance of anxiety - provoking situations • Interference with family relationships and/or performance at home • Interference with peer and adult relationships and/or performance outside of home • At Baseline, patients had clinically significant moderate anxiety on average (PARS - R=15) • At Weeks 14 and 38, patients had improved to minimal to mild anxiety on average (PARS - R=5 - 10) Period 1 14 weeks Period 2 38 weeks Mean Scores and Percentage Improvement May 2023

30 Efficacy: Significant Improvements in ADAMS Total and Subscale Scores Mean Scores and Percentage Improvement Period 1 14 weeks 36.1 10.4 7.6 8.7 3.0 7.6 17.7 5.1 3.4 4.3 1.1 4.4 0 5 10 15 20 25 30 35 40 Baseline (n=16) Week 14 (n=16) ADAMS total and subscale scores 45.3% ( P =.0005) 43.6% ( P= .0005) 50.3% ( P= .0033) 64.0% ( P= .0037) 41.3% ( P= .0084) 38.2% ( P= .0032) Improvement Total Score General Anxiety Depressed Mood Social Avoidance Obsessive - Compulsive Behavior Manic/ Hyperactive Behavior 36.1 11.5 7.8 9.6 2.8 7.6 15.9 4.7 2.8 4.5 0.7 3.8 0 5 10 15 20 25 30 35 40 Baseline (n=11) Week 38 (n=11) Obsessive - Compulsive Behavior Manic/ Hyperactive Behavior 56.6% ( P =.0064) 55.1% ( P= .0009) 64.5% ( P= .0219) 81.4% ( P= .0124) 33.5% ( P= .0191) 54.4% ( P= .0061) ADAMS total and subscale scores Total Score General Anxiety Depressed Mood Social Avoidance Period 2 38 weeks Improvement The efficacy analysis for Period 2 included 11 patients; One patient discontinued the trial prior to week 38 and one patient who completed Week 38 stopped drug prior to completion. Total Score and Obsessive/Compulsive Behavior N=10 as the score for one item was missing at Week 38 The efficacy analysis for Period 1 included 16 patients for ADAMS (1 patient did not have a valid assessment at Week 14). May 2023

31 Efficacy: Significant Improvements in All ABC - C Subscale Scores 18.4 4.2 3.9 14.4 18.1 10.0 2.4 1.6 7.9 10.4 0 2 4 6 8 10 12 14 16 18 20 Baseline (n=16) Week 14 (n=16) ABC - C subscale score 36.3% ( P =.0055) 18.3% ( P= .0166) 52.1% ( P= .0155) 16.5% ( P= .0091) 27.6% ( P= .011) Irritability Inappropriate Speech Stereotypy Social Withdrawal Hyperactivity 18.6 4.2 4.3 15.5 18.5 8.5 1.2 1.2 6.8 10.2 0 2 4 6 8 10 12 14 16 18 20 Baseline (n=11) Week 38 (n=11) 41.6% ( P =.0087) 63.3% ( P= .0028) 73.3% ( P= .0270) 48.1% ( P= .0232) 59.4% ( P= .0174) ABC - C subscale score Irritability Inappropriate Speech Stereotypy Social Withdrawal Hyperactivity Period 1 14 weeks Period 2 38 weeks Improvement Improvement Mean Scores and Percentage Improvement The efficacy analysis for Period 2 included 11 patients. One patient discontinued the trial prior to week 38 and one patient who completed Week 38 stopped drug prior to completion The efficacy analysis for Period 1 included 16 patients for ABC - C (1 patient did not have a valid assessment at Week 14). May 2023

Next Steps in 22q Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 32 Ongoing discussions with FDA regarding regulatory pathway (initial meeting Q4 2022) Finalize trial design with FDA in 2023; Initiate Phase 3 program after RECONNECT topline results May 2023

Positioned for Success

Leadership Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 34 Armando Anido Chairman of the Board and CEO Terri B. Sebree President Jim Fickenscher CFO and VP, Corporate Development Paul Kirsch VP, Regulatory Affairs and Quality Assurance Joe Apostolico VP, Human Resources Terry Hurst GM, Zynerba Pharmaceuticals Pty Ltd (Australia) Stephen O’Quinn, PharmD VP, Medical Affairs Albert P. Parker Chief Legal Officer Brian Rosenberger VP, Commercial and Business Development Nancy Tich, Ph.D. VP, Clinical Ray Mannion VP, Manufacturing Carol O’Neill VP, Development May 2023

Financial Strength Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 35 CASH AND CASH EQUIVALENTS $44.4M as of March 31, 2023; expected to be sufficient to fund operations and capital requirements to mid - year 2024 BALANCE SHEET CLEAN No debt, 53.7M shares outstanding (as of May 11, 2023) May 2023

A Year of Clinical Progress Ahead Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 36 Fragile X Syndrome (FXS) 22q Deletion Syndrome (22q) U.S. Orphan Drug and Fast Track designations; EU Orphan Drug designation U.S. and EU Orphan Drug designations Pivotal trial results expected in 1H 2024 Finalize regulatory pathway with FDA in 2023; Initiate Phase 3 after RECONNECT topline results May 2023

• Leader in transdermal cannabidiol delivery • Late - stage clinical company with two orphan CNS programs in areas of high unmet need • Launch Zygel in FXS via strategic partners in EU and other Territories • Launch Zygel into additional multi - billion $ market of 22q • Optimize Zygel growth with additional synergistic indications • Accelerate further growth through complimentary asset licensing and acquisition …and Beyond Zynerba Today… …in 2026 Zynerba Vision for Future Growth Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 37 • Launch Zygel for FXS into a $1.9B+ U.S. market opportunity • Establish a fully integrated organization with U.S. commercial presence • Prepare for EU approval in FXS • Advance 22q Ph3 program towards completion May 2023

A different and exciting approach to Cannabidiol

© 2022 Zynerba Pharmaceuticals, Inc. All rights reserved. NASDAQ ZYNE Thank you!